UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 1, 2017
The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(601) 268-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 3, 2017, The First Bancshares, Inc. (the “Company”) issued a press release announcing the completion of its acquisitions (the “Acquisitions”) of Iberville Bank, a Louisiana banking corporation (“Iberville”) and Gulf Coast Community Bank, a Florida banking corporation (“Gulf Coast”). A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 8.01.  Other Events.

Effective January 1, 2017, the Company completed its acquisitions whereby Iberville and Gulf Coast were merged with and into the Company’s wholly-owned subsidiary, The First, A National Banking Association.

In connection with the Acquisitions, the Company, through its wholly-owned subsidiary, The First, A National Banking Association (“The First”) acquired Iberville’s 10 existing banking locations, located in West Baton Rouge, East Baton Rouge, Livingston, Assumption, Iberville and Ascension Parishes in Louisiana and Gulf Coast’s 5 existing banking locations, located in Escambia and Santa Rosa Counties in Florida.

The total consideration paid and to be paid by the Company in connection with the Acquisitions includes: (a) $31.1 million in cash paid to Iberville’s shareholder, A. Wilbert’s Sons Lumber and Shingle Co. (including $2.5 million which is being held in escrow pending the resolution of certain loans impacted by recent flooding in Iberville’s markets), (b) a total of approximately 89,948 shares of the Company’s common stock to be issued to former Gulf Coast shareholders plus cash in lieu of fractional shares, and (c) $924,758.36 in cash to an affiliate of Iberville for three (3) banking locations currently leased by Iberville.

The foregoing summary is qualified in its entirety by reference to the full text of (i) with respect to the Iberville acquisition, the Stock Purchase Agreement, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on October 14, 2016 and (ii) with respect to the Gulf Coast acquisition, the Agreement and Plan of Merger, a copy of which was filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on October 14, 2016, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Stock Purchase Agreement, dated as of October 12, 2016, between The First Bancshares, Inc. and A. Wilbert’s Sons Lumber and Shingle Co. (incorporated herein by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K filed on October 14, 2016)

2.2	Agreement and Plan of Merger, dated as of October 12, 2016, between The First Bancshares, Inc., The First, A National Banking Association and Gulf Coast Community Bank (incorporated herein by reference to Exhibit 1.2 of the Company’s Current Report on Form 8-K filed on October 14, 2016)

99.1	Press Release: The First Bancshares, Inc. Announces the Acquisition of Iberville Bank and Gulf Coast Community Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.
(Registrant)

Date:	January 4, 2017

/s/ Dee Dee Lowery
Name: Dee Dee Lowery
Title: EVP and CFO